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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): August 26, 2005


                          GS Mortgage Securities Corp.
    (as depositor for the GSAA Home Equity Trust 2005-10 formed pursuant to a
       Pooling and Servicing Agreement, relating to the GSAA Home Equity
            Trust 2005-10, Asset-Backed Certificates, Series 2005-10)
             (Exact name of registrant as specified in its charter)

         Delaware                   333-120274                13-3387389
-------------------------    -----------------------    -----------------------
(State or Other Jurisdiction (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification No.)

             85 Broad Street, New York, New York                 10004
----------------------------------------------------    -----------------------
          (Address of Principal Executive Offices)             (Zip Code)


                                 (212) 902-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
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     On August 26, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, Ameriquest Mortgage Company, as responsible party and Deutsche Bank National Trust Company, as trustee of GSAA Home Equity Trust 2005-10, Asset-Backed Certificates, Series 2005-10 (the "Certificates"), issued in seventeen classes. The Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class 2A4, Class 2A5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class R-1 and Class R-2 Certificates, with an aggregate scheduled principal balance as of August 1, 2005 of $629,045,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of August 22, 2005, by and between the Company and the Underwriter. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9  Financial Statements and Exhibits.
---------  ----------------------------------

Item 9.01  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:                                                             Page:
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Exhibit 4   Pooling and Servicing Agreement, dated as of August 1, 2005,   4
            among 4 GS Mortgage Securities Corp., as depositor, Countrywide Home Loans Servicing LP, as servicer, Ameriquest Mortgage
            Company, as responsible party and Deutsche Bank National Trust Company, as trustee


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SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   November 17, 2005


                                         GS MORTGAGE SECURITIES CORP.



                                         By:  /s/ Michelle Gill
                                            ---------------------------
                                             Name:  Michelle Gill
                                             Title:    Vice President



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                                  Exhibit Index
                                  -------------

Exhibit Index
-------------

Item 601(a) of                     Description                     Paper (P) or Electronic (E)
---------------                    -----------                     ---------------------------
Regulation S-K
--------------

       4          Pooling and Servicing Agreement, dated as of                 E
                  August 1, 2005, E among GS Mortgage
                  Securities Corp., as depositor, Countrywide
                  Home Loans Servicing LP, as servicer,
                  Ameriquest Mortgage Company, as responsible party and Deutsche Bank National Trust
                  Company, as trustee



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